UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

VapAria Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-55470	27-1521407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Nicollet Avenue, Minneapolis, MN 55419

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (612) 812-2037 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section3(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2019 VapAria Corporation filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation which, on the effective date of December 26, 2019 (the “Effective Date”), will:

●	change our corporate name of CQENS Technologies Inc.;

●	effective a one for seven (1:7) reverse stock split of our outstanding common stock; and

●	return the previously designated series of 10% Series A Convertible Preferred Stock consisting of 500,000 shares to the status of authorized but undesignated shares of our blank check preferred stock.

These actions were approved by the holders of a majority of our outstanding shares of common stock as further described in our definitive Information Statement on Schedule 14C as filed with the Securities and Exchange Commission on December 4, 2019.

As a result of the reverse stock split, on the Effective Date each seven shares of our common stock issued and outstanding immediately prior to the Effective Date will become one share of our common stock on the Effective Date. On the Effective Date the CUSIP number for our common stock will change to 22144M 10 8. No fractional shares of common stock will be issued to any stockholder in connection with the reverse stock split and all fractional shares which might otherwise be issuable as a result of the reverse stock split will be rounded up to the nearest whole share. On the Effective Date, each certificate representing shares of pre-reverse stock split common stock will be deemed to represent one-seventh of a share of our post-reverse stock split common stock, subject to rounding for fractional shares, and the records of our transfer agent, ClearTrust, LLC, will be adjusted to give effect to the reverse stock split. Following the Effective Date, the share certificates representing the pre-reverse stock split common stock will continue to be valid for the appropriate number of shares of post-reverse stock split common stock, adjusted for rounding. Certificates representing shares of the post-reverse stock split and reflecting our new corporate name and CUSIP number will be issued in due course as certificates for pre-reverse stock split common shares are tendered for exchange or transfer to our transfer agent.

A copy of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation is filed as Exhibit 3.5 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by Reference			Filed or
			Date		Furnished
No.	Exhibit Description	Form	Filed	Number	Herewith

3.5	Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed December 6, 2019				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VapAria Corporation

Date: December 18, 2019	By:	/s/ William P. Bartkowski
William P. Bartkowski, President

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